[LOGO] Merrill Lynch   Investment Managers                       www.mlim.ml.com

                                 Annual Report

                                 November 30, 2001

                                 Mercury Global
                                 Balanced Fund

MERCURY MASTER
GLOBAL BALANCED PORTFOLIO

SECTOR REPRESENTATION OF EQUITIES AND FIXED-INCOME SECURITIES

As a Percentage of Net Assets as of November 30, 2001 (unaudited)

A pie chart depicting portfolio composition according to sector representation of equities and fixed-income securities for the quarter ended November 30, 2001.

Cash Equivalent                                          0.8%
Industrials                                              5.8%
Healthcare                                               9.4%
Financials                                              17.3%
Consumer Discretionary                                   6.5%
Energy                                                   3.9%
Consumer Staples                                         5.8%
Telecommunication Services                               3.6%
Utilities                                                2.1%
Government Obligations                                  35.6%
Materials                                                2.9%
Information Technology                                   6.3%

GEOGRAPHIC ASSET MIX

As a Percentage of Equities as of November 30, 2001 (unaudited)

A pie chart depicting portfolio composition according to regional representation for the quarter ended November 30, 2001.

North America                                           50.9%
Europe                                                  32.4%
Pacific Basin/Asia                                      16.7%


               November 30, 2001 (2) Mercury Global Balanced Fund

DEAR SHAREHOLDER

Fiscal Year in Review

We are pleased to provide to you this annual report to shareholders. For the 12 months ended November 30, 2001, Mercury Global Balanced Fund's Class I, Class A, Class B and Class C Shares had total returns of -10.01%, -10.36%, -10.99% and -10.97%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7-9 of this report to shareholders.)

During the fiscal year, our asset allocation between bonds and equities had a broadly neutral effect on performance. We gained relative to the benchmark index, a combination of the unmanaged Morgan Stanley Capital International
(MSCI) World Index and the unmanaged Salomon Smith Barney World Government Bond Index (Hedged), from being underweight in equities in the early part of the period. However, these gains were subsequently offset by being slightly overweight in equities for most of the July-September calendar quarter.

Within the equity portfolio, the Fund underperformed its equity benchmark, the unmanaged MSCI World Index. Our caution with regard to the timing and strength of a global economic recovery caused us to overweight defensive areas of the market such as consumer staples and health care and underweight economically sensitive areas such as information technology and industrials. While this broad strategy proved correct, selected investment decisions outweighed this benefit.

The primary source of underperformance relative to the benchmark came from our underweighting of US banks within the financials sector. We adopted this position because we were concerned that credit quality would deteriorate as corporate profits were pressured by weakening demand and personal incomes were threatened by rising unemployment. While we have recently seen some evidence of weakening credit quality, banks generally performed well during the period as investors focused on the positive impact of lower short-term interest rates and a steepening yield curve.

The other main drag on relative performance came from selected holdings in the health care sector. For example, our holding in Schering-Plough Corporation detracted from returns as the Food and Drug Administration found the company to be deficient in certain manufacturing processes, which led to a partial suspension in production and led to a profits warning. Although we reduced our holding, we retained a position as we believe that its pipeline of new drugs offers the potential for good earnings growth over the medium term.

These negatives were partially offset by our overweighted stance toward the consumer staples sector, which outperformed as investors sought companies offering relatively predictable earnings growth. A further benefit came from our stock selection in the utilities sector where our holding in the primarily regulated US power generator, The Southern Company, performed well.


               November 30, 2001 (3) Mercury Global Balanced Fund

Within the fixed-income portfolio, a strategy of moderately long duration in the dollar bloc and Europe, and short duration in Japan relative to the benchmark index, the Salomon Smith Barney World Government Bond Index (Hedged), was maintained throughout the year. As a result, the bond portfolio underperformed the Salomon Smith Barney World Government Bond Index. Our overweighted duration positions in the dollar bloc and Europe were positive for performance. However, this was offset by the position in Japan where yields declined.

Economic and Market Review

Global equity markets fell during the period, as investors expressed concern over the sharp slowdown in economic growth and its impact on corporate profits. Volatility within equity markets was also high as investors struggled to determine when stimulative monetary and fiscal policies would lead to a recovery in global economic growth, and how strong the associated recovery in corporate profits was likely to be.

It also became clear that the US investment-led economic slowdown was impacting Europe. This was most apparent in Germany given the size of the manufacturing sector. However, despite weakness in many forward-looking indicators, the European Central Bank (ECB) continued to express concern over inflationary pressures that constrained its flexibility to lower interest rates. This disappointed investors and led to a weakening in the euro relative to the US dollar.

Concerns that a recovery in global economic growth may be delayed were subsequently exacerbated by the horrific terrorist attacks on the United States in September. Equity markets fell sharply in the immediate aftermath of the attacks as investors expressed concern that consumer confidence would weaken significantly, damaging corporate profitability and delaying a recovery in economic growth. Selected areas such as airlines, hotels and insurance were particularly weak.

However, the policy response from central banks and governments was swift. The US Federal Reserve Board reduced interest rates further and significant US fiscal stimulus was also announced. The ECB, Bank of Japan and other central banks also lowered interest rates. This led to a strong recovery in equity markets toward the end of the period as investors judged that the 475 basis point reduction in US interest rates (which are now negative in real terms) and large fiscal stimulus, combined with companies' aggressive reduction in inventory levels, set the stage for a recovery in global economic growth and corporate profits beginning in early 2002.

In terms of market performance during the period as a whole, defensive sectors such as consumer staples and health care outperformed as investors sought resilient earnings. Information technology and telecommunications significantly underperformed as investors expressed concerns over solvency and sustainable earnings growth.


               November 30, 2001 (4) Mercury Global Balanced Fund

Portfolio Activity

The Portfolio began the period underweighted in equities relative to bonds, moving overweight in late March as the relative valuation of the asset classes moved to an extreme not seen since the early 1980s. Moreover, at this point there were signs of investor capitulation toward equities and stabilizing business and consumer confidence. As the equity markets subsequently rallied, this overweight position was trimmed back on a couple of occasions. However, the Portfolio was still slightly overweight in equities for most of the third quarter of 2001, which was an extremely weak period for equities. In the final week of the fiscal year, we reduced the Fund's equity weighting to neutral, as valuation measures relative to bonds became less attractive once again.

Within equity markets, the Portfolio began the period with a defensive sector orientation as represented by our overweighting of health care and consumer staples, and underweighting of economically sensitive areas such as industrials and information technology. This reflected our caution on the timing and strength of a recovery in global economic growth, as well as our judgement that the valuations of many cyclical issues, particularly in the United States, reflected excessively optimistic earnings expectations. While we retained this broad sector strategy throughout the period, we made selective changes that served to gradually increase economic sensitivity.

We increased exposure to the materials sector through additions to companies such as Rio Tinto PLC that should benefit from rising commodity prices as economic growth resumes. We also reduced our underweighted stance toward the information technology sector where we added to holdings in semiconductor manufacturers such as Micron Technology, Inc. However, we retained our underweighting of telecommunications infrastructure companies.

Elsewhere in the Portfolio, we added to the financials sector where we increased exposure to companies expected to benefit from falling US interest rates and were also considered to be high quality credit managers, such as Wells Fargo Company. We also increased exposure to non-life insurance companies such as Swiss Re, which were expected to benefit from rising premium rates over the medium term.

Within the bond portfolio, an overall strategy of moderately long duration in the dollar bloc and Europe and short duration in Japan relative to the benchmark index was maintained throughout the year. The long dollar bloc position was decreased slightly in the summer in order to take profits. Moderate positions were built up after the sell-off in November as we believe that the Treasury market still offers good value over the medium term. In Europe, the long position was increased as the economy followed the United States into a recession, with inflation expectations declining. The portfolio remained neutral for UK gilts for the first half of the year and was then brought slightly underweight on the back of a relatively strong UK economy. The short position in the Japanese market was scaled back in the second half of the year to reduce risk.


               November 30, 2001 (5) Mercury Global Balanced Fund

In Conclusion

We thank you for your continued investment in Mercury Global Balanced Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn                                /s/ Chris Turner

Terry K. Glenn                                    Chris Turner
President and Director                            Senior Portfolio Manager

January 9, 2002

We are pleased to announce that Chris Turner has been named Senior Portfolio Manager and is now responsible for the day-to-day management of Mercury Global Balanced Fund. Before joining Merrill Lynch Investment Managers, L.P. in 1997, Mr. Turner was Chief Currency Strategist at BZW Securities for four years.

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


               November 30, 2001 (6) Mercury Global Balanced Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

RECENT PERFORMANCE RESULTS*
================================================================================
                                   6-Month        12-Month       Since Inception
As of November 30, 2001         Total Return    Total Return      Total Return
--------------------------------------------------------------------------------
Class I                            -6.59%          -10.01%           - 8.26%
--------------------------------------------------------------------------------
Class A                            -6.81           -10.36            - 8.92
--------------------------------------------------------------------------------
Class B                            -7.16           -10.99            -10.65
--------------------------------------------------------------------------------
Class C                            -7.16           -10.97            -10.70
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 4/30/99.


               November 30, 2001 (7) Mercury Global Balanced Fund

Mercury Global Balanced Fund's Class I & Class A Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class I & Class A Shares compared to growth of an investment in the Morgan Stanley Capital International World Index, Salomon Smith Barney World Government Bond Index and the Composite Index. Values are from April 30, 1999 to November 2001.

                                                    4/30/99**       11/99        11/00         11/01
Mercury Global Balanced Fund+--
Class I Shares*                                     $9,475          $10,233      $9,660        $8,693
Class A Shares*                                     $9,475          $10,214      $9,627        $8,630
MSCI World Index++                                  $10,000         $10,739      $9,918        $8,330
Salomon Smith Barney World
Government Bond Index (Hedged)+++                   $10,000         $9,945       $10,869       $11,792
Composite Index++++                                 $10,000         $10,423      $10,333       $10,198

Mercury Global Balanced Fund's Class B & Class C Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class B & Class C Shares compared to growth of an investment in the Morgan Stanley Capital International World Index, Salomon Smith Barney World Government Bond Index and the Composite Index. Values are from April 30, 1999 to November 2001.

                                                    4/30/99**       11/99        11/00         11/01
Mercury Global Balanced Fund+--
Class B Shares*                                     $10,000         $10,730      $10,039       $8,681
Class C Shares*                                     $10,000         $10,730      $10,030       $8,930
MSCI World Index++                                  $10,000         $10,739      $9,918        $8,330
Salomon Smith Barney World
Government Bond Index (Hedged)+++                   $10,000         $9,945       $10,869       $11,792
Composite Index++++                                 $10,000         $10,423      $10,333       $10,198

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **  Commencement of operations.
   + The Fund invests all of its assets in Mercury Master Global Balanced Portfolio of Mercury Master Trust. The Portfolio invests in a mix of stocks and high-quality bonds of issuers located in the United States and other developed countries.
  ++ This unmanaged market-capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States.
 +++ This unmanaged market-capitalization weighted Index tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.
++++ Composite Index is comprised of 60% of Morgan Stanley Capital International World Index and 40% of Salomon Smith Barney World Government Bond Index (Hedged).

      Past performance is not indicative of future results.


               November 30, 2001 (8) Mercury Global Balanced Fund

FUND PERFORMANCE DATA (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN

                                                  % Return             % Return
                                                Without Sales         With Sales
Class I Shares*                                    Charge               Charge**
--------------------------------------------------------------------------------
One Year Ended 9/30/01                             -18.34%              -22.63%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 9/30/01                                    - 5.37               - 7.46
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                  % Return             % Return
                                                Without Sales         With Sales
Class A Shares*                                    Charge               Charge**
--------------------------------------------------------------------------------
One Year Ended 9/30/01                             -18.49%              -22.77%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 9/30/01                                    - 5.61               - 7.69
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                   % Return             % Return
                                                    Without               With
Class B Shares*                                      CDSC                CDSC**
--------------------------------------------------------------------------------
One Year Ended 9/30/01                             -19.20%              -22.33%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 9/30/01                                    - 6.37               - 7.48
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                   % Return             % Return
                                                    Without               With
Class C Shares*                                      CDSC                CDSC**
--------------------------------------------------------------------------------
One Year Ended 9/30/01                             -19.17%              -19.95%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 9/30/01                                    - 6.34               - 6.34
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


               November 30, 2001 (9) Mercury Global Balanced Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of November 30, 2001

MERCURY GLOBAL BALANCED FUND

Assets:
Investment in Mercury Master Global Balanced Portfolio, at value (identified
  cost--$272,235,131)                                                                            $ 268,413,123
Prepaid registration fees                                                                              105,324
                                                                                                 -------------
Total assets                                                                                       268,518,447
                                                                                                 -------------
--------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Distributor                                                                     $  207,037
  Administrative fees                                                                 41,573           248,610
                                                                                  ----------
Accrued expenses                                                                                       182,878
                                                                                                 -------------
Total liabilities                                                                                      431,488
                                                                                                 -------------
--------------------------------------------------------------------------------------------------------------
Net Assets:
Net assets                                                                                       $ 268,086,959
                                                                                                 =============
--------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                              $          64
Class A Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                                        203
Class B Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                                      2,001
Class C Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                                        862
Paid-in capital in excess of par                                                                   315,271,785
Accumulated investment loss--net                                                                    (3,363,570)
Accumulated distributions in excess of investment income--net                                         (250,512)
Accumulated realized capital losses on investments and foreign currency
  transactions from the Portfolio--net                                                             (39,751,866)
Unrealized depreciation on investments and foreign currency transactions from
  the Portfolio--net                                                                                (3,822,008)
                                                                                                 -------------
Net assets                                                                                       $ 268,086,959
                                                                                                 =============
--------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $5,548,765 and 642,577 shares
  outstanding                                                                                    $        8.64
                                                                                                 =============
Class A--Based on net assets of $17,510,410 and 2,030,939 shares
  outstanding                                                                                    $        8.62
                                                                                                 =============
Class B--Based on net assets of $171,223,006 and 20,013,098 shares
  outstanding                                                                                    $        8.56
                                                                                                 =============
Class C--Based on net assets of $73,804,778 and 8,620,673 shares
  outstanding                                                                                    $        8.56
                                                                                                 =============
--------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


              November 30, 2001 (10) Mercury Global Balanced Fund

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2001

MERCURY GLOBAL BALANCED FUND

Investment Income from the Portfolio--Net:

Investment income allocated from the Portfolio:
  Interest                                                                    $  6,423,627
  Dividends (net of $177,068 foreign withholding tax)                            2,686,214
  Expenses                                                                      (2,295,193)
                                                                              ------------
Net investment income from the Portfolio                                         6,814,648
                                                                              ------------
------------------------------------------------------------------------------------------

Expenses:

Account maintenance and distribution fees--Class B          $  2,031,518
Account maintenance and distribution fees--Class C               933,852
Administration fees                                              652,276
Transfer agent fees--Class B                                     190,071
Registration fees                                                106,721
Transfer agent fees--Class C                                      90,011
Printing and shareholder reports                                  78,237
Account maintenance fees--Class A                                 55,823
Professional fees                                                 41,832
Transfer agent fees--Class A                                      16,882
Transfer agent fees--Class I                                       5,502
Accounting services                                                  212
Other                                                              7,582
                                                            ------------
Total expenses                                                                   4,210,519
                                                                              ------------
Investment income--net                                                           2,604,129
                                                                              ------------
------------------------------------------------------------------------------------------

Realized & Unrealized Loss from the Portfolio--Net:

Realized loss from the Portfolio on:
  Investments--net                                           (33,601,458)
  Foreign currency transactions--net                          (5,381,904)      (38,983,362)
                                                            ------------
Change in unrealized depreciation on investments and
  foreign currency transactions from the Portfolio--net                         (1,969,468)
                                                                              ------------
Net Decrease in Net Assets Resulting from Operations                          $(38,348,701)
                                                                              ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               November 30, 2001 (11) Mercury Global Balanced Fund

STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY GLOBAL BALANCED FUND

                                                                                For the
                                                                         Year Ended November 30,
                                                                   --------------------------------
Increase (Decrease) in Net Assets:                                      2001               2000
---------------------------------------------------------------------------------------------------
 Operations:

 Investment income--net                                            $   2,604,129      $   2,423,708
 Realized gain (loss) on investments and foreign currency
   transactions from the Portfolio--net                              (38,983,362)        11,009,119
 Change in unrealized appreciation/depreciation on investments
   and foreign currency transactions from the Portfolio--net          (1,969,468)       (40,039,285)
                                                                   --------------------------------
 Net decrease in net assets resulting from operations                (38,348,701)       (26,606,458)
                                                                   --------------------------------
---------------------------------------------------------------------------------------------------

 Dividends to Shareholders:

 Investment income--net:
   Class I                                                              (354,668)          (151,575)
   Class A                                                            (1,033,657)          (459,016)
   Class B                                                            (6,750,778)        (2,255,545)
   Class C                                                            (3,219,821)        (1,207,439)
 In excess of investment income--net:
   Class I                                                                (7,822)           (92,470)
   Class A                                                               (22,796)          (280,026)
   Class B                                                              (148,883)        (1,376,013)
   Class C                                                               (71,011)          (736,607)
                                                                   --------------------------------
 Net decrease in net assets resulting from dividends
   to shareholders                                                   (11,609,436)        (6,558,691)
                                                                   --------------------------------
---------------------------------------------------------------------------------------------------

 Capital Share Transactions:

 Net decrease in net assets derived from capital
   share transactions                                                (72,710,604)       (56,228,485)
                                                                   --------------------------------
---------------------------------------------------------------------------------------------------

 Net Assets:

 Total decrease in net assets                                       (122,668,741)       (89,393,634)
 Beginning of year                                                   390,755,700        480,149,334
                                                                   --------------------------------
 End of year*                                                      $ 268,086,959      $ 390,755,700
                                                                   ================================
---------------------------------------------------------------------------------------------------
*Undistributed (accumulated )
   investment income (loss)--net                                   $  (3,614,082)     $   8,754,795
                                                                   ================================
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               November 30, 2001 (12) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS

MERCURY GLOBAL BALANCED FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                     Class I
                                             --------------------------------------------------
                                                        For the                  For the Period
                                                 Year Ended November 30,        April 30, 1999+
                                             -----------------------------      to November 30,
Increase (Decrease) in Net Asset Value:          2001               2000             1999
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period         $    10.01         $    10.80       $        10.00
                                             --------------------------------------------------
Investment income--net                              .16++++            .16++++              .11
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Portfolio--net            (1.12)              (.75)                 .69
                                             --------------------------------------------------
Total from investment operations                   (.96)              (.59)                 .80
                                             --------------------------------------------------
Less dividends from:
  Investment income--net                           (.40)              (.12)                  --
  In excess of investment income--net              (.01)              (.08)                  --
                                             --------------------------------------------------
Total dividends                                    (.41)              (.20)                  --
                                             --------------------------------------------------
Net asset value, end of period               $     8.64         $    10.01       $        10.80
                                             ==================================================
-----------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share              (10.01%)             5.60%                8.00%+++
                                             ==================================================
-----------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses++                                        1.05%              1.01%                1.10%*
                                             ==================================================
Investment income--net                            1.74%              1.44%                1.73%*
                                             ==================================================
-----------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)     $    5,549         $    9,312       $       13,333
                                             ==================================================
-----------------------------------------------------------------------------------------------

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++ Includes the Fund's share of the Portfolio's allocated expenses. +++ Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


               November 30, 2001 (13) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS
(CONTINUED)

MERCURY GLOBAL BALANCED FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                    Class A
                                             ------------------------------------------------------
                                                        For the                     For the Period
                                                Year Ended November 30,             April 30, 1999+
                                             ------------------------------         to November 30,
Increase (Decrease) in Net Asset Value:         2001                2000                  1999
---------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period         $     9.99          $    10.78          $        10.00
                                             ------------------------------------------------------
Investment income--net                              .14++++             .13++++                 .09
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Portfolio--net            (1.14)               (.73)                    .69
                                             ------------------------------------------------------
Total from investment operations                  (1.00)               (.60)                    .78
                                             ------------------------------------------------------
Less dividends from:
  Investment income--net                           (.36)               (.12)                     --
  In excess of investment income--net              (.01)               (.07)                     --
                                             ------------------------------------------------------
Total dividends                                    (.37)               (.19)                     --
                                             ------------------------------------------------------
Net asset value, end of period               $     8.62          $     9.99          $        10.78
                                             ======================================================
---------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share              (10.36%)             (5.75%)                  7.80%+++
                                             ======================================================
---------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses++                                        1.30%               1.26%                   1.35%*
                                             ======================================================
Investment income--net                            1.49%               1.19%                   1.47%*
                                             ======================================================
---------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)     $   17,510          $   28,854          $       43,442
                                             ======================================================
---------------------------------------------------------------------------------------------------

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++ Includes the Fund's share of the Portfolio's allocated expenses. +++ Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


               November 30, 2001 (14) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS
(CONTINUED)

MERCURY GLOBAL BALANCED FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                    Class B
                                             --------------------------------------------------------
                                                         For the                      For the Period
                                                 Year Ended November 30,              April 30, 1999+
                                             --------------------------------         to November 30,
Increase (Decrease) in Net Asset Value:          2001                2000                  1999
-----------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period         $      9.91          $     10.73          $        10.00
                                             --------------------------------------------------------
Investment income--net                               .07++++              .05++++                 .04
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Portfolio--net             (1.13)                (.73)                    .69
                                             --------------------------------------------------------
Total from investment operations                   (1.06)                (.68)                    .73
                                             --------------------------------------------------------
Less dividends from:
  Investment income--net                            (.28)                (.09)                     --
  In excess of investment income--net               (.01)                (.05)                     --
                                             --------------------------------------------------------
Total dividends                                     (.29)                (.14)                     --
                                             --------------------------------------------------------
Net asset value, end of period               $      8.56          $      9.91          $        10.73
                                             ========================================================
-----------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share               (10.99%)              (6.44%)                  7.30%+++
                                             ========================================================
-----------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses++                                         2.07%                2.02%                   2.12%*
                                             ========================================================
Investment income--net                              .72%                 .43%                    .68%*
                                             ========================================================
-----------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)     $   171,223          $   236,313          $      277,296
                                             ========================================================
-----------------------------------------------------------------------------------------------------

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++ Includes the Fund's share of the Portfolio's allocated expenses. +++ Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


               November 30, 2001 (15) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS
(CONCLUDED)

MERCURY GLOBAL BALANCED FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                     Class C
                                             --------------------------------------------------------
                                                         For the                      For the Period
                                                 Year Ended November 30,              April 30, 1999+
                                             -------------------------------          to November 30,
Increase (Decrease) in Net Asset Value:           2001               2000                  1999
-----------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period         $      9.90         $     10.73          $         10.00
                                             --------------------------------------------------------
Investment income--net                               .07++++             .05++++                  .04
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Portfolio--net             (1.12)               (.74)                     .69
                                             --------------------------------------------------------
Total from investment operations                   (1.05)               (.69)                     .73
                                             --------------------------------------------------------
Less dividends from:
  Investment income--net                            (.28)               (.09)                      --
  In excess of investment income--net               (.01)               (.05)                      --
                                             --------------------------------------------------------
Total dividends                                     (.29)               (.14)                      --
                                             --------------------------------------------------------
Net asset value, end of period               $      8.56         $      9.90          $         10.73
                                             ========================================================
-----------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share               (10.97%)             (6.52%)                   7.30%+++
                                             ========================================================
-----------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses++                                         2.07%               2.02%                    2.10%*
                                             ========================================================
Investment income--net                              .72%                .43%                     .70%*
                                             ========================================================
-----------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)     $    73,805         $   116,277          $       146,078
                                             ========================================================
-----------------------------------------------------------------------------------------------------

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++ Includes the Fund's share of the Portfolio's allocated expenses. +++ Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


               November 30, 2001 (16) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY GLOBAL BALANCED FUND

(1)   Significant Accounting Policies:

      Mercury Global Balanced Fund (the "Fund") is part of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Global Balanced Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at November 30, 2001 was 99.9%. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      (b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

      (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

      (d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.


               November 30, 2001 (17) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for post-October losses.

      (f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

      (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $5,381,905 have been reclassified between accumulated net investment loss and accumulated net realized capital losses and $2,018,335 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

(2)   Transactions with Affiliates:

      The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

      The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                Account             Distribution
                                             Maintenance Fee             Fee
      ==========================================================================
      Class A                                     .25%                  --
      --------------------------------------------------------------------------
      Class B                                     .25%                 .75%
      --------------------------------------------------------------------------
      Class C                                     .25%                 .75%
      --------------------------------------------------------------------------

      Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.


               November 30, 2001 (18) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      For the year ended November 30, 2001, FAMD earned underwriting discounts and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                                             FAMD         MLPF&S
      ==========================================================================
      Class I                                                $  1        $    15
      --------------------------------------------------------------------------
      Class A                                                $859        $12,075
      --------------------------------------------------------------------------

      For the year ended November 30, 2001, MLPF&S received contingent deferred sales charges of $978,736 and $5,303 relating to transactions in Class B and Class C Shares, respectively.

      Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

(3)   Investments:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended November 30, 2001 were $278,136 and $88,933,676, respectively.

(4)   Capital Share Transactions:

      Net decrease in net assets derived from capital share transactions were $72,710,604 and $56,228,485 for the years ended November 30, 2001 and November 30, 2000, respectively.

      Transactions in capital shares for each class were as follows:

      Class I Shares for the Year Ended
      November 30, 2001                                 Shares    Dollar Amount
      =========================================================================
      Shares sold                                        27,938     $   262,585
      Shares issued to shareholders in reinvestment
      of dividends                                       32,575         311,090
                                                     --------------------------
      Total issued                                       60,513         573,675
      Shares redeemed                                  (347,906)     (3,170,294)
                                                     --------------------------
      Net decrease                                     (287,393)    $(2,596,619)
                                                     ==========================
      -------------------------------------------------------------------------

      Class I Shares for the Year Ended
      November 30, 2000                                 Shares    Dollar Amount
      =========================================================================
      Shares sold                                       156,627     $ 1,716,542
      Shares issued to shareholders in reinvestment
      of dividends                                       19,227         208,611
                                                     --------------------------
      Total issued                                      175,854       1,925,153
      Shares redeemed                                  (480,897)     (5,157,054)
                                                     --------------------------
      Net decrease                                     (305,043)    $(3,231,901)
                                                     ==========================
      -------------------------------------------------------------------------


               November 30, 2001 (19) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      Class A Shares for the Year Ended
      November 30, 2001                                 Shares    Dollar Amount
      =========================================================================
      Shares sold                                         89,523   $    828,418
      Shares issued to shareholders in reinvestment
      of dividends                                        90,896        868,969
                                                      -------------------------
      Total issued                                       180,419      1,697,387
      Shares redeemed                                 (1,038,649)    (9,539,471)
                                                      -------------------------
      Net decrease                                      (858,230)  $ (7,842,084)
                                                      =========================
      -------------------------------------------------------------------------

      Class A Shares for the Year Ended
      November 30, 2000                                 Shares    Dollar Amount
      =========================================================================
      Shares sold                                        330,684   $  3,619,532
      Automatic conversion of shares                     133,545      1,456,473
      Shares issued to shareholders in reinvestment
      of dividends                                        55,933        606,874
                                                      -------------------------
      Total issued                                       520,162      5,682,879
      Shares redeemed                                 (1,660,787)   (17,822,054)
                                                      -------------------------
      Net decrease                                    (1,140,625)  $(12,139,175)
                                                      =========================
      -------------------------------------------------------------------------

      Class B Shares for the Year Ended
      November 30, 2001                                 Shares    Dollar Amount
      =========================================================================
      Shares sold                                        633,298   $  5,790,882
      Shares issued to shareholders in reinvestment
      of dividends                                       597,902      5,709,960
                                                      -------------------------
      Total issued                                     1,231,200     11,500,842
      Shares redeemed                                 (5,074,694)   (45,715,148)
                                                      -------------------------
      Net decrease                                    (3,843,494)  $(34,214,306)
                                                      =========================
      -------------------------------------------------------------------------

      Class B Shares for the Year Ended
      November 30, 2000                                 Shares    Dollar Amount
      =========================================================================
      Shares sold                                      1,847,541   $ 19,963,840
      Shares issued to shareholders in reinvestment
      of dividends                                       282,395      3,061,161
                                                      -------------------------
      Total issued                                     2,129,936     23,025,001
      Automatic conversion of shares                    (133,913)    (1,456,473)
      Shares redeemed                                 (3,979,276)   (42,634,991)
                                                      -------------------------
      Net decrease                                    (1,983,253)  $(21,066,463)
                                                      =========================
      -------------------------------------------------------------------------

      Class C Shares for the Year Ended
      November 30, 2001                                 Shares    Dollar Amount
      =========================================================================
      Shares sold                                        279,451   $  2,593,093
      Shares issued to shareholders in reinvestment
      of dividends                                       294,496      2,815,383
                                                      -------------------------
      Total issued                                       573,947      5,408,476
      Shares redeemed                                 (3,692,766)   (33,466,071)
                                                      -------------------------
      Net decrease                                    (3,118,819)  $(28,057,595)
                                                      =========================
      -------------------------------------------------------------------------


               November 30, 2001 (20) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

      Class C Shares for the Year Ended
      November 30, 2000                                 Shares    Dollar Amount
      =========================================================================
      Shares sold                                      1,089,070   $ 11,785,214
      Shares issued to shareholders in reinvestment
      of dividends                                       156,253      1,693,783
                                                      -------------------------
      Total issued                                     1,245,323     13,478,997
      Shares redeemed                                 (3,116,530)   (33,269,943)
                                                      -------------------------
      Net decrease                                    (1,871,207)  $(19,790,946)
                                                      =========================
      -------------------------------------------------------------------------

(5)   Capital Loss Carryforward:

      At November 30, 2001, the Portfolio had a net capital loss carryforward of approximately $36,013,000, of which $1,904,000 expires in 2007 and $34,109,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


               November 30, 2001 (21) Mercury Global Balanced Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Mercury Global Balanced Fund (One of the Series constituting Mercury Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury Global Balanced Fund (the "Fund") as of November 30, 2001, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Global Balanced Fund as of November 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
January 15, 2002


               November 30, 2001 (22) Mercury Global Balanced Fund

SCHEDULE OF INVESTMENTS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO

                                                                                  In US Dollars
                                                                           ------------------------
                      Shares                                                             Percent of
Industries             Held           Common Stocks                            Value     Net Assets
---------------------------------------------------------------------------------------------------

EUROPE
===================================================================================================

Belgium

Beverages             47,300  Interbrew                                    $  1,245,161     0.5%
---------------------------------------------------------------------------------------------------
                              Total Investments in Belgium                    1,245,161     0.5
---------------------------------------------------------------------------------------------------

Finland

Communications       103,974  Nokia Oyj (Series A)                            2,429,866     0.9
Equipment
---------------------------------------------------------------------------------------------------
                              Total Investments in Finland                    2,429,866     0.9
---------------------------------------------------------------------------------------------------

France

Banks                 15,070  BNP Paribas SA                                  1,322,380     0.5
---------------------------------------------------------------------------------------------------
Food & Drug           27,781  Carrefour SA                                    1,439,025     0.5
Retailing
---------------------------------------------------------------------------------------------------
Hotels, Restaurants   30,709  Accor SA                                        1,017,383     0.4
& Leisure
---------------------------------------------------------------------------------------------------
Insurance             41,000  Axa                                               895,758     0.3
---------------------------------------------------------------------------------------------------
Oil & Gas             13,300  TotalFinaElf SA 'B'                             1,697,007     0.7
---------------------------------------------------------------------------------------------------
                              Total Investments in France                     6,371,553     2.4
---------------------------------------------------------------------------------------------------

Germany

Automobiles           36,300  Bayerische Motoren Werke (BMW) AG               1,202,612     0.4
---------------------------------------------------------------------------------------------------
Electric Utilities    24,900  E.On AG                                         1,255,234     0.5
---------------------------------------------------------------------------------------------------
Insurance              7,308  Allianz AG (Registered Shares)                  1,720,962     0.6
---------------------------------------------------------------------------------------------------
                              Total Investments in Germany                    4,178,808     1.5
---------------------------------------------------------------------------------------------------

Ireland

Construction          40,249  CRH PLC                                           666,721     0.2
Materials
---------------------------------------------------------------------------------------------------
                              Total Investments in Ireland                      666,721     0.2
---------------------------------------------------------------------------------------------------

Italy

Banks                316,300  Unicredito Italiano SpA                         1,192,335     0.5
---------------------------------------------------------------------------------------------------
Oil & Gas            120,452  ENI SpA                                         1,416,106     0.5
---------------------------------------------------------------------------------------------------
                              Total Investments in Italy                      2,608,441     1.0
---------------------------------------------------------------------------------------------------


               November 30, 2001 (23) Mercury Global Balanced Fund

                                                                                    In US Dollars
                                                                             --------------------------
                         Shares                                                              Percent of
Industries                Held              Common Stocks                       Value        Net Assets
-------------------------------------------------------------------------------------------------------
EUROPE (continued)
=======================================================================================================

Netherlands

Chemicals                48,443   Akzo Nobel NV                              $ 2,183,975        0.8%
-------------------------------------------------------------------------------------------------------
Diversified Financials   79,230   ING Groep NV                                 2,071,522        0.8
-------------------------------------------------------------------------------------------------------
Media                    35,950   Wolters Kluwer NV 'A'                          778,989        0.3
-------------------------------------------------------------------------------------------------------
Oil & Gas                 7,248   Royal Dutch Petroleum Company                  350,452        0.1
-------------------------------------------------------------------------------------------------------
                                  Total Investments in the Netherlands         5,384,938        2.0
-------------------------------------------------------------------------------------------------------

Spain

Banks                   158,100   Banco Bilbao Vizcaya, SA                     1,945,072        0.7
-------------------------------------------------------------------------------------------------------
Diversified              86,017  +Telefonica SA                                1,162,226        0.5
Telecommunication
Services
-------------------------------------------------------------------------------------------------------
                                  Total Investments in Spain                   3,107,298        1.2
-------------------------------------------------------------------------------------------------------

Sweden

Machinery                19,500   Atlas Copco AB 'A'                             408,820        0.1
                         46,300   Sandvik AB                                     979,353        0.4
-------------------------------------------------------------------------------------------------------
                                  Total Investments in Sweden                  1,388,173        0.5
-------------------------------------------------------------------------------------------------------

Switzerland

Banks                    25,600  +UBS AG (Registered)                          1,270,828        0.5
-------------------------------------------------------------------------------------------------------
Commercial Services      17,640   Adecco SA (Registered Shares)                  910,493        0.3
& Supplies
-------------------------------------------------------------------------------------------------------
Food Products            13,620   Nestle SA (Registered Shares)                2,807,864        1.0
-------------------------------------------------------------------------------------------------------
Insurance                20,560  +Swiss Re (Registered)                        2,072,480        0.8
-------------------------------------------------------------------------------------------------------
                                  Total Investments in Switzerland             7,061,665        2.6
-------------------------------------------------------------------------------------------------------

United Kingdom

Aerospace &             209,863   BAE Systems PLC                                954,721        0.4
Defense
-------------------------------------------------------------------------------------------------------
Airlines                116,200   British Airways PLC                            337,226        0.2
-------------------------------------------------------------------------------------------------------
Banks                    55,900   Barclays PLC                                 1,713,958        0.6
                         32,100   Royal Bank of Scotland Group PLC               743,889        0.3
                                                                             --------------------------
                                                                               2,457,847        0.9
-------------------------------------------------------------------------------------------------------
Food & Drug             375,394   Tesco PLC                                    1,287,515        0.4
Retailing
-------------------------------------------------------------------------------------------------------
Metals & Mining         213,135   Billiton PLC                                 1,024,318        0.4
                        108,555   Rio Tinto PLC (Registered Shares)            2,035,755        0.7
                                                                             --------------------------
                                                                               3,060,073        1.1
-------------------------------------------------------------------------------------------------------


               November 30, 2001 (24) Mercury Global Balanced Fund

                                                                                       In US Dollars
                                                                                 -------------------------
                           Shares                                                               Percent of
Industries                  Held              Common Stocks                         Value       Net Assets
----------------------------------------------------------------------------------------------------------
EUROPE (concluded)
==========================================================================================================

United Kingdom (concluded)

Oil & Gas                  269,321    BG Group PLC                               $ 1,013,968        0.4%
                           291,200    BP Amoco PLC                                 2,153,228        0.8
                                                                                 -------------------------
                                                                                   3,167,196        1.2
----------------------------------------------------------------------------------------------------------
Pharmaceuticals             50,948    AstraZeneca Group PLC                        2,277,795        0.8
                           103,049    GlaxoSmithKline PLC                          2,586,464        1.0
                                                                                 -------------------------
                                                                                   4,864,259        1.8
----------------------------------------------------------------------------------------------------------
Wireless                   708,964    Vodafone Group PLC                           1,819,896        0.7
Telecommunication
Services
----------------------------------------------------------------------------------------------------------
                                      Total Investments in the
                                      United Kingdom                              17,948,733        6.7
----------------------------------------------------------------------------------------------------------
                                      Total Investments in Europe
                                      (Cost--$54,398,406)                         52,391,357       19.5
----------------------------------------------------------------------------------------------------------

NORTH AMERICA
==========================================================================================================

United States

Aerospace & Defense         17,100    United Technologies Corporation              1,029,420        0.4
----------------------------------------------------------------------------------------------------------
Banks                       34,500    The Bank of New York Company, Inc.           1,353,780        0.5
                            48,500    Washington Mutual, Inc.                      1,517,080        0.6
                            43,800    Wells Fargo Company                          1,874,640        0.7
                                                                                 -------------------------
                                                                                   4,745,500        1.8
----------------------------------------------------------------------------------------------------------
Beverages                   10,000    The Coca-Cola Company                          469,600        0.2
                            16,700    PepsiCo, Inc.                                  812,121        0.3
                                                                                 -------------------------
                                                                                   1,281,721        0.5
----------------------------------------------------------------------------------------------------------
Communications              18,500   +QUALCOMM Incorporated                        1,085,950        0.4
Equipment
----------------------------------------------------------------------------------------------------------
Computers &                 23,600   +Dell Computer Corporation                      658,912        0.3
Peripherals                 23,800    International Business Machines
                                      Corporation                                  2,751,042        1.0
                                                                                 -------------------------
                                                                                   3,409,954        1.3
----------------------------------------------------------------------------------------------------------
Diversified Financials      73,800    Citigroup Inc.                               3,535,020        1.3
                            17,600    Fannie Mae                                   1,383,360        0.5
                            36,600    J.P. Morgan Chase & Co.                      1,380,552        0.5
                            29,400    John Hancock Financial Services, Inc.        1,156,596        0.5
                                                                                 -------------------------
                                                                                   7,455,528        2.8
----------------------------------------------------------------------------------------------------------


               November 30, 2001 (25) Mercury Global Balanced Fund

                                                                                     In US Dollars
                                                                                -------------------------
                           Shares                                                              Percent of
Industries                  Held           Common Stocks                           Value       Net Assets
---------------------------------------------------------------------------------------------------------
NORTH AMERICA (continued)
=========================================================================================================

United States (continued)

Diversified                 34,800  +Amdocs Limited                             $ 1,150,836       0.4%
Telecommunication           49,600   SBC Communications Inc.                      1,854,048       0.7
Services                    41,000   Verizon Communications                       1,927,000       0.7
                                                                                -------------------------
                                                                                  4,931,884       1.8
---------------------------------------------------------------------------------------------------------
Electric Utilities         109,600   The Southern Company                         2,493,400       0.9
---------------------------------------------------------------------------------------------------------
Food & Drug Retailing       58,300  +The Kroger Co.                               1,476,156       0.6
---------------------------------------------------------------------------------------------------------
Food Products               34,900   Kraft Foods Inc. (Class A)                   1,155,888       0.4
---------------------------------------------------------------------------------------------------------
Health Care                 52,900   Medtronic, Inc.                              2,501,112       0.9
Equipment &
Supplies
---------------------------------------------------------------------------------------------------------
Hotels, Restaurants         51,700   McDonald's Corporation                       1,387,628       0.5
& Leisure
---------------------------------------------------------------------------------------------------------
Industrial                  73,600   General Electric Company                     2,833,600       1.1
Conglomerates
---------------------------------------------------------------------------------------------------------
Insurance                   37,400   American International Group, Inc.           3,081,760       1.2
                            17,800   Marsh & McLennan Companies, Inc.             1,904,066       0.7
                                                                                -------------------------
                                                                                  4,985,826       1.9
---------------------------------------------------------------------------------------------------------
Machinery                   21,500   Illinois Tool Works Inc.                     1,319,025       0.5
                            16,100   Ingersoll-Rand Company                         674,429       0.2
                                                                                -------------------------
                                                                                  1,993,454       0.7
---------------------------------------------------------------------------------------------------------
Media                       23,200  +Clear Channel Communications, Inc.           1,084,136       0.4
                            20,000   Omnicom Group Inc.                           1,717,200       0.7
                            37,900  +Viacom, Inc. (Class B)                       1,654,335       0.6
                                                                                -------------------------
                                                                                  4,455,671       1.7
---------------------------------------------------------------------------------------------------------
Multiline Retail             8,800   The May Department Stores Company              315,392       0.1
                            24,500   Wal-Mart Stores, Inc.                        1,351,175       0.5
                                                                                -------------------------
                                                                                  1,666,567       0.6
---------------------------------------------------------------------------------------------------------
Oil & Gas                   15,600   ChevronTexaco Corporation                    1,326,156       0.5
                            73,420   Exxon Mobil Corporation                      2,745,908       1.0
                                                                                -------------------------
                                                                                  4,072,064       1.5
---------------------------------------------------------------------------------------------------------
Personal Products           30,700   The Procter & Gamble Company                 2,378,022       0.9
---------------------------------------------------------------------------------------------------------


               November 30, 2001 (26) Mercury Global Balanced Fund

                                                                                           In US Dollars
                                                                                   ----------------------------
                            Shares                                                                   Percent of
Industries                   Held              Common Stocks                          Value          Net Assets
---------------------------------------------------------------------------------------------------------------
NORTH AMERICA (concluded)
===============================================================================================================

United States (concluded)

Pharmaceuticals             18,600    American Home Products Corporation           $ 1,117,860          0.4%
                            57,400    Bristol-Myers Squibb Company                   3,085,824          1.2
                            12,300    Eli Lilly and Company                          1,016,841          0.4
                            37,700    Merck & Co., Inc.                              2,554,175          0.9
                           126,575    Pfizer Inc.                                    5,481,963          2.0
                            43,117    Pharmacia Corporation                          1,914,395          0.7
                            22,600    Schering-Plough Corporation                      807,498          0.3
                             6,140   +Zimmer Holdings, Inc.                            198,076          0.1
                                                                                   ----------------------------
                                                                                    16,176,632          6.0
---------------------------------------------------------------------------------------------------------------
Semiconductor               20,700   +Applied Materials, Inc.                          821,997          0.3
Equipment &                 42,300    Intel Corporation                              1,381,095          0.5
Products                    19,400   +Maxim Integrated Products, Inc.                1,063,120          0.4
                            51,600   +Micron Technology, Inc.                        1,401,456          0.5
                                                                                   ----------------------------
                                                                                     4,667,668          1.7
---------------------------------------------------------------------------------------------------------------
Software                    44,000   +Microsoft Corporation                          2,824,800          1.1
                            46,900   +Oracle Corporation                               657,538          0.2
                                                                                   ----------------------------
                                                                                     3,482,338          1.3
---------------------------------------------------------------------------------------------------------------
Tobacco                     39,099    Philip Morris Companies Inc.                   1,844,300          0.7
---------------------------------------------------------------------------------------------------------------
Wireless                    34,100   +Sprint Corp. (PCS Group)                         850,795          0.3
Telecommunication
Services
---------------------------------------------------------------------------------------------------------------
                                      Total Investments in North America
                                      (Cost--$80,473,408)                           82,361,078         30.7
---------------------------------------------------------------------------------------------------------------

PACIFIC BASIN/ASIA
===============================================================================================================

Australia

Banks                       58,500    Commonwealth Bank of Australia                   870,179          0.3
---------------------------------------------------------------------------------------------------------------
Media                      163,910    The News Corporation Limited                   1,253,169          0.5
---------------------------------------------------------------------------------------------------------------
                                      Total Investments in Australia                 2,123,348          0.8
---------------------------------------------------------------------------------------------------------------

Hong Kong

Banks                       74,800    Standard Chartered PLC                           858,712          0.3
---------------------------------------------------------------------------------------------------------------
Electric Utilities         374,000    Hongkong Electric Holdings Limited             1,369,147          0.5
---------------------------------------------------------------------------------------------------------------
Industrial                 156,000    Hutchison Whampoa Limited                      1,435,221          0.6
Conglomerates
---------------------------------------------------------------------------------------------------------------


               November 30, 2001 (27) Mercury Global Balanced Fund

                                                                                      In US Dollars
                                                                               --------------------------
                             Shares                                                            Percent of
Industries                    Held             Common Stocks                     Value         Net Assets
---------------------------------------------------------------------------------------------------------
PACIFIC BASIN/ASIA (continued)
=========================================================================================================

Hong Kong (concluded)

Real Estate                  355,000    Henderson Land Development
                                        Company Limited                        $ 1,336,007        0.5%
                             132,000    Sun Hung Kai Properties Ltd.               973,227        0.4
                                                                               --------------------------
                                                                                 2,309,234        0.9
---------------------------------------------------------------------------------------------------------
                                        Total Investments in Hong Kong           5,972,314        2.3
---------------------------------------------------------------------------------------------------------

Japan

Automobiles                  306,000    Nissan Motor Co., Ltd.                   1,511,111        0.6
---------------------------------------------------------------------------------------------------------
Banks                         66,000    The Sumitomo Bank, Ltd.                    359,162        0.1
---------------------------------------------------------------------------------------------------------
Beverages                     49,000    Asahi Breweries Limited                    481,165        0.2
---------------------------------------------------------------------------------------------------------
Chemicals                    203,000    Asahi Chemical Industry Co., Ltd.          750,203        0.3
                              25,000    Shin-Etsu Chemical Co., Ltd.               946,231        0.3
                                                                               --------------------------
                                                                                 1,696,434        0.6
---------------------------------------------------------------------------------------------------------
Commercial                    12,000    Secom Co., Ltd.                            666,667        0.2
Services & Supplies
---------------------------------------------------------------------------------------------------------
Diversified Financials         9,100    Promise Co., Ltd.                          526,990        0.2
                               7,880    Takefuji Corporation                       636,826        0.2
                                                                               --------------------------
                                                                                 1,163,816        0.4
---------------------------------------------------------------------------------------------------------
Diversified                       82    NTT DoCoMo, Inc.                         1,072,287        0.4
Telecommunication
Services
---------------------------------------------------------------------------------------------------------
Electric Utilities            21,000    Tokyo Electric Power                       483,553        0.2
---------------------------------------------------------------------------------------------------------
Electronic                    70,000    Hitachi Ltd.                               517,381        0.2
Equipment &
Instruments
---------------------------------------------------------------------------------------------------------
Hotels, Restaurants            8,300    Oriental Land Co., Ltd                     594,591        0.2
& Leisure
---------------------------------------------------------------------------------------------------------
Household Durables            80,000    Sharp Corporation                        1,038,337        0.4
---------------------------------------------------------------------------------------------------------
Leisure Equipment             13,000    Fuji Photo Film                            447,693        0.2
& Products
---------------------------------------------------------------------------------------------------------
Machinery                      6,800    SMC Corporation                            687,622        0.3
---------------------------------------------------------------------------------------------------------


               November 30, 2001 (28) Mercury Global Balanced Fund

                                                                                     In US Dollars
                                                                               -------------------------
                         Shares                                                               Percent of
Industries                Held              Common Stocks                          Value      Net Assets
--------------------------------------------------------------------------------------------------------
PACIFIC BASIN/ASIA (concluded)
========================================================================================================

Japan (concluded)

Media                     73,000    Toppan Printing Co., Ltd.                  $   667,032        0.2%
--------------------------------------------------------------------------------------------------------
Multiline Retail          11,000    Ito-Yokado Co., Ltd.                           494,071        0.2
--------------------------------------------------------------------------------------------------------
Office Electronics        32,000    Canon, Inc.                                  1,083,821        0.4
--------------------------------------------------------------------------------------------------------
Pharmaceuticals           31,000    Takeda Chemical Industries, Ltd.             1,415,042        0.5
--------------------------------------------------------------------------------------------------------
Real Estate               75,000    Mitsubishi Estate Company, Limited             640,838        0.2
--------------------------------------------------------------------------------------------------------
Road & Rail                  129    East Japan Railway Company                     677,900        0.3
--------------------------------------------------------------------------------------------------------
Semiconductor              3,600    Rohm Company Ltd.                              489,474        0.2
Equipment &
Products
--------------------------------------------------------------------------------------------------------
Trading Companies         63,000    Mitsubishi Corporation                         438,012        0.2
& Distributors           110,000    Sumitomo Corporation                           602,177        0.2
                                                                               -------------------------
                                                                                 1,040,189        0.4
--------------------------------------------------------------------------------------------------------
                                    Total Investments in Japan                  17,228,186        6.4
--------------------------------------------------------------------------------------------------------
Singapore

Airlines                 157,000    Singapore Airlines Limited                     805,920        0.3
--------------------------------------------------------------------------------------------------------
Media                     87,000    Singapore Press Holdings Ltd.                  902,687        0.3
--------------------------------------------------------------------------------------------------------
                                    Total Investments in Singapore               1,708,607        0.6
--------------------------------------------------------------------------------------------------------
                                    Total Investments in the Pacific
                                    Basin/Asia (Cost--$33,086,590)              27,032,455       10.1
--------------------------------------------------------------------------------------------------------


               November 30, 2001 (29) Mercury Global Balanced Fund

                                                                                          In US Dollars
                                                                                    --------------------------
                              Face                                                                  Percent of
Industries                   Amount          Fixed-Income Securities                    Value       Net Assets
--------------------------------------------------------------------------------------------------------------
EUROPE
==============================================================================================================

Austria

Banks              (Yen)   610,000,000   Oesterreich Kontrollbank,
                                         1.80% due 3/22/2010                        $ 5,264,966        2.0%
--------------------------------------------------------------------------------------------------------------
                                         Total Investments in Austria                 5,264,966        2.0
--------------------------------------------------------------------------------------------------------------

Denmark

Foreign           (Euro)     5,300,000   Bundesobligation, 4.50%
Government                               due 8/18/2006                                4,835,663        1.8
Obligations
--------------------------------------------------------------------------------------------------------------
                                         Total Investments in Denmark                 4,835,663        1.8
--------------------------------------------------------------------------------------------------------------

France

Foreign                                  French OAT:
Government                   8,665,000     5.25% due 4/25/2008                        8,140,273        3.0
Obligations                  1,880,000     5.75% due 10/25/2032                       1,824,754        0.7
--------------------------------------------------------------------------------------------------------------
                                         Total Investments in France                  9,965,027        3.7
--------------------------------------------------------------------------------------------------------------

Germany

Foreign                                  Bundesobligation:
Government                   5,350,000     3.75% due 8/26/2003                        4,817,528        1.8
Obligations                  2,360,000     5% due 8/19/2005                           2,189,898        0.8
                                         Bundesrepublik Deutschland:
                             3,220,000     6% due 7/04/2007                           3,141,213        1.2
                             7,250,000     4.50% due 7/04/2009                        6,490,410        2.4
                             3,280,000     5.375% due 1/04/2010                       3,095,670        1.2
                             3,445,000     6.25% due 1/04/2030                        3,591,122        1.3
--------------------------------------------------------------------------------------------------------------
                                         Total Investments in Germany                23,325,841        8.7
--------------------------------------------------------------------------------------------------------------

Italy

Foreign            (Yen) 1,147,000,000   Republic of Italy, 1.80% due 2/23/2010      10,042,063        3.7
Government
Obligations
--------------------------------------------------------------------------------------------------------------
                                         Total Investments in Italy                  10,042,063        3.7
--------------------------------------------------------------------------------------------------------------

Netherlands

Foreign                                  Netherlands Government Bond:
Government        (Euro)     3,070,000     5.75% due 2/15/2007                        2,947,586        1.1
Obligations                  4,535,000     5.50% due 7/15/2010                        4,295,559        1.6
--------------------------------------------------------------------------------------------------------------
                                         Total Investments in the Netherlands         7,243,145        2.7
--------------------------------------------------------------------------------------------------------------


               November 30, 2001 (30) Mercury Global Balanced Fund

                                                                                           In US Dollars
                                                                                   ----------------------------
                                Face                                                                 Percent of
Industries                     Amount        Fixed-Income Securities                   Value         Net Assets
---------------------------------------------------------------------------------------------------------------
EUROPE (concluded)
===============================================================================================================

United Kingdom

Foreign            (pound)   4,000,000    United Kingdom Gilt, 7.50%
Government                                due 12/07/2006                           $   6,407,941         2.4%
Obligations
---------------------------------------------------------------------------------------------------------------
                                          Total Investments in the
                                          United Kingdom                               6,407,941         2.4
---------------------------------------------------------------------------------------------------------------
                                          Total Investments in Europe
                                          (Cost--$66,508,637)                         67,084,646        25.0
---------------------------------------------------------------------------------------------------------------

NORTH AMERICA
===============================================================================================================

Canada

Foreign                 C$   1,550,000    Canadian Government Bond,
Government                                6% due 6/01/2011                             1,045,365        0.4
Obligations
---------------------------------------------------------------------------------------------------------------
                                          Total Investments in Canada                  1,045,365        0.4
---------------------------------------------------------------------------------------------------------------

United States

US                                        US Treasury Bonds:
Government             US$   2,000,000      8% due 11/15/2021                          2,594,060        1.0
Obligations                  5,815,000      6.25% due 5/15/2030                        6,500,065        2.4
                                          US Treasury Notes:
                             5,350,000      5.75% due 11/15/2005                       5,713,640        2.1
                             6,065,000      4.625% due 5/15/2006                       6,220,385        2.3
                             5,060,000      5.50% due 2/15/2008                        5,358,085        2.0
                             5,720,000      6.50% due 2/15/2010                        6,409,946        2.4
---------------------------------------------------------------------------------------------------------------
                                          Total Investments in the United States      32,796,181       12.2
---------------------------------------------------------------------------------------------------------------
                                          Total Investments in North America
                                          (Cost--$33,268,281)                         33,841,546       12.6
---------------------------------------------------------------------------------------------------------------

PACIFIC BASIN/ASIA
===============================================================================================================

Japan

Banks                (Yen) 403,000,000    International Bank for Reconstruction &
                                          Development, 2% due 2/18/2008                3,543,948        1.3
---------------------------------------------------------------------------------------------------------------
                                          Total Investments in Japan                   3,543,948        1.3
---------------------------------------------------------------------------------------------------------------
                                          Total Investments in the Pacific
                                          Basin/Asia (Cost--$3,997,910)                3,543,948        1.3
---------------------------------------------------------------------------------------------------------------


               November 30, 2001 (31) Mercury Global Balanced Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                   In US Dollars
                                                                            ---------------------------
                      Face                                                                   Percent of
                     Amount        Short-Term Securities                        Value        Net Assets
-------------------------------------------------------------------------------------------------------
Commercial    US$  3,745,000    General Motors Acceptance Corp.,
Paper*                          2.23% due 12/03/2001                        $  3,744,536         1.4%
-------------------------------------------------------------------------------------------------------
US Government        600,000    US Treasury Bills,
Obligations*                    1.80% due 2/14/2002                              597,870         0.2
-------------------------------------------------------------------------------------------------------
                                Total Investments in Short-Term
                                Securities (Cost--$4,342,286)                  4,342,406         1.6
-------------------------------------------------------------------------------------------------------
                                Total Investments
                                (Cost--$276,075,518)                         270,597,436       100.8

                                Unrealized Appreciation on Forward
                                Foreign Exchange Contracts**                   1,684,708         0.6

                                Liabilities in Excess of Other
                                Assets                                        (3,868,930)       (1.4)
                                                                            ---------------------------
                                Net Assets                                  $268,413,214       100.0%
                                                                            ===========================
-------------------------------------------------------------------------------------------------------

 +    Non-income producing security.
 * Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
** Forward foreign exchange contracts as of November 30, 2001 were as follows:

      --------------------------------------------------------------------------
      Foreign                                                       Unrealized
      Currency                            Settlement               Appreciation
      Purchased                              Date                 (Depreciation)
      --------------------------------------------------------------------------
      C$        6,330,000               December 2001                $    8,909
      (Euro)   13,315,655               December 2001                    (7,204)
      (Yen)   201,000,000               December 2001                   (90,074)
      (Yen)   121,997,500               January 2002                     (2,628)
      --------------------------------------------------------------------------
      (US$ Commitment--$18,662,593)                                  $  (90,997)
                                                                     ==========
      --------------------------------------------------------------------------
      Foreign                             Settlement                 Unrealized
      Currency Sold                          Date                   Appreciation
      --------------------------------------------------------------------------
      C$        7,900,000               December 2001                $    8,440
      (Euro)   65,021,028               December 2001                   760,745
      (pound)   4,450,000               December 2001                   199,738
      (Yen) 2,488,800,000               December 2001                   757,289
      (Yen)   486,997,500               January 2002                     49,493
      --------------------------------------------------------------------------
      (US$ Commitment--$95,531,101)                                  $1,775,705
                                                                     ==========
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on
      Forward Foreign Exchange
      Contracts--Net                                                 $1,684,708
                                                                     ==========
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


               November 30, 2001 (32) Mercury Global Balanced Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of November 30, 2001

MERCURY MASTER GLOBAL BALANCED PORTFOLIO

Assets:

Investments, at value (identified cost--$276,075,518)                             $ 270,597,436
Unrealized appreciation on forward foreign exchange contracts                         1,684,708
Cash                                                                                    227,802
Foreign cash                                                                             25,512
Receivables:
  Securities sold                                                 $ 8,146,082
  Interest                                                          1,783,118
  Dividends                                                           510,848
  Forward foreign exchange contracts                                   92,300
  Contributions                                                        61,884        10,594,232
                                                                  -----------
Prepaid expenses and other assets                                                        16,133
                                                                                  -------------
Total assets                                                                        283,145,823
                                                                                  -------------
-----------------------------------------------------------------------------------------------

Liabilities:

Payables:
  Securities purchased                                             13,596,232
  Withdrawals                                                         847,019
  Investment adviser                                                  124,809
  Forward foreign exchange contracts                                   98,750        14,666,810
                                                                  -----------
Accrued expenses                                                                         65,799
                                                                                  -------------
Total liabilities                                                                    14,732,609
                                                                                  -------------
-----------------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                        $ 268,413,214
                                                                                  =============
-----------------------------------------------------------------------------------------------

Net Assets Consist of:

Partners' capital                                                                 $ 272,235,224
Unrealized depreciation on investments and foreign currency
  transactions--net                                                                  (3,822,010)
                                                                                  -------------
Net assets                                                                        $ 268,413,214
                                                                                  =============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               November 30, 2001 (33) Mercury Global Balanced Fund

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2001

MERCURY MASTER GLOBAL BALANCED PORTFOLIO

Investment Income:

Interest and discount earned                                               $  6,423,628
Dividends (net of $177,068 foreign withholding tax)                           2,686,215
                                                                           ------------
Total income                                                                  9,109,843
                                                                           ------------
---------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                 $  1,958,433
Accounting services                                           110,467
Custodian fees                                                108,799
Professional fees                                              69,818
Trustees' fees and expenses                                    27,148
Pricing fees                                                    7,078
Printing and shareholder reports                                   99
Other                                                          13,351
                                                         ------------
Total expenses                                                                2,295,193
                                                                           ------------
Investment income--net                                                        6,814,650
                                                                           ------------
---------------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) on Investments
& Foreign Currency Transactions--Net:

Realized loss from:
  Investments--net                                        (33,601,468)
  Foreign currency transactions--net                       (5,381,906)      (38,983,374)
                                                         ------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                         (2,834,808)
  Foreign currency transactions--net                          865,339        (1,969,469)
                                                         ------------------------------
Net Decrease in Net Assets Resulting from Operations                       $(34,138,193)
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.


               November 30, 2001 (34) Mercury Global Balanced Fund

STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO

                                                                                For the
                                                                          Year Ended November 30,
                                                                     --------------------------------
Increase (Decrease) in Net Assets:                                        2001             2000
-----------------------------------------------------------------------------------------------------
Operations:

Investment income--net                                               $   6,814,650      $   8,107,191
Realized gain (loss) on investments and foreign currency
  transactions--net                                                    (38,983,374)        11,009,122
Change in unrealized appreciation/depreciation on investments
  and foreign currency transactions--net                                (1,969,469)       (40,039,295)
                                                                     --------------------------------
Net decrease in net assets resulting from operations                   (34,138,193)       (20,922,982)
                                                                     --------------------------------
-----------------------------------------------------------------------------------------------------

Capital Transactions:

Proceeds from contributions                                              9,476,501         38,542,074
Fair value of withdrawals                                              (98,132,041)      (107,164,261)
                                                                     --------------------------------
Net decrease in net assets derived from net capital transactions       (88,655,540)       (68,622,187)
                                                                     --------------------------------
-----------------------------------------------------------------------------------------------------

Net Assets:

Total decrease in net assets                                          (122,793,733)       (89,545,169)
Beginning of year                                                      391,206,947        480,752,116
                                                                     --------------------------------
End of year                                                          $ 268,413,214      $ 391,206,947
                                                                     ================================
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               November 30, 2001 (35) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO

The following ratios have been derived from information provided in the financial statements.

                                                         For the               For the Period
                                                 Year Ended November 30,       April 30, 1999+
                                               ---------------------------     to November 30,
                                                 2001            2000              1999
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses                                             .70%             .70%               .70%*
                                              ===============================================
Investment income--net                              2.09%            1.75%              2.10%*
                                              ===============================================
----------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)      $   268,413      $   391,207      $     480,752
                                              ===============================================
Portfolio turnover                                116.69%          117.12%             71.04%
                                              ===============================================
----------------------------------------------------------------------------------------------

*     Annualized.
+     Commencement of operations.

      See Notes to Financial Statements.


               November 30, 2001 (36) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO

(1)   Significant Accounting Policies:

      Mercury Master Global Balanced Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.


               November 30, 2001 (37) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      o Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.


               November 30, 2001 (38) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      o Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

      (e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio will adopt the provisions to amortize all premiums and discounts on debt securities effective December 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio, but will result in a $140,498 decrease to the cost of securities and a corresponding $140,498 increase to net unrealized depreciation, based on debt securities held as of November 30, 2001.


               November 30, 2001 (39) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement with Mercury Advisors ("Mercury Advisors"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      Mercury Advisors is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .60% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. Mercury Advisors has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury Advisors actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

      For the year ended November 30, 2001, the Portfolio paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $297 for security price quotations to compute the net asset value of the Fund.

      In addition, MLPF&S received $15,588 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended November 30, 2001.

      Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended November 30, 2001, the Fund reimbursed FAM an aggregate of $13,342 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

      Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, FAM, PSI, and/or ML & Co.


               November 30, 2001 (40) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2001 were $361,603,061 and $422,071,149, respectively.

      Net realized gains (losses) for the year ended November 30, 2001 and net unrealized gains (losses) as of November 30, 2001 were as follows:

                                                Realized            Unrealized
                                             Gains (Losses)       Gains (Losses)
      -------------------------------------------------------------------------
      Investments:
        Long-term                              $(32,983,907)        $(5,478,082)
        Short-term                                   10,066                  --
        Financial futures contracts                (627,627)                 --
                                               --------------------------------
      Total investments                         (33,601,468)         (5,478,082)
                                               --------------------------------
      Currency transactions:
        Forward foreign exchange contracts       (2,959,319)          1,684,708
        Foreign currency transactions            (2,422,587)            (28,636)
                                               --------------------------------
      Total currency transactions                (5,381,906)          1,656,072
                                               --------------------------------
      Total                                    $(38,983,374)        $(3,822,010)
                                               ================================
      -------------------------------------------------------------------------

      As of November 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $6,969,141, of which $9,492,045 related to appreciated securities and $16,461,186 related to depreciated securities. At November 30, 2001, the aggregate cost of investments for Federal income tax purposes was $277,566,577.

(4)   Commitments:

      At November 30, 2001, the Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $6,408,000 and $3,891,000, respectively.


               November 30, 2001 (41) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

(5)   Short-Term Borrowings:

      The Portfolio, along with certain other funds managed by Mercury Advisors and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the credit agreement during the year ended November 30, 2001. On November 30, 2001, the credit agreement was renewed for one year.


               November 30, 2001 (42) Mercury Global Balanced Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors, Mercury Master Global Balanced Portfolio (One of the Series constituting Mercury Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master Global Balanced Portfolio, including the schedule of investments as of November 30, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Master Global Balanced Portfolio as of November 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
January 15, 2002


               November 30, 2001 (43) Mercury Global Balanced Fund

PORTFOLIO INFORMATION (UNAUDITED)

WORLDWIDE INVESTMENTS AS OF NOVEMBER 30, 2001

Ten Largest                                                           Percent of
Equity Holdings                                                       Net Assets
--------------------------------------------------------------------------------
Pfizer Inc.                                                              2.0%
--------------------------------------------------------------------------------
Citigroup Inc.                                                           1.3
--------------------------------------------------------------------------------
Bristol-Myers Squibb Company                                             1.2
--------------------------------------------------------------------------------
American International Group, Inc.                                       1.2
--------------------------------------------------------------------------------
General Electric Company                                                 1.1
--------------------------------------------------------------------------------
Microsoft Corporation                                                    1.1
--------------------------------------------------------------------------------
Nestle SA (Registered Shares)                                            1.0
--------------------------------------------------------------------------------
International Business Machines Corporation                              1.0
--------------------------------------------------------------------------------
Exxon Mobil Corporation                                                  1.0
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                                                      1.0
--------------------------------------------------------------------------------

Ten Largest                                                           Percent of
Fixed-Income Holdings                                                 Net Assets
--------------------------------------------------------------------------------
Republic of Italy, 1.80% due 2/23/2010                                   3.7%
--------------------------------------------------------------------------------
French OAT, 5.25% due 4/25/2008                                          3.0
--------------------------------------------------------------------------------
US Treasury Bonds, 6.25% due 5/15/2030                                   2.4
--------------------------------------------------------------------------------
Bundesrepublik Deutschland, 4.50% due 7/04/2009                          2.4
--------------------------------------------------------------------------------
US Treasury Notes, 6.50% due 2/15/2010                                   2.4
--------------------------------------------------------------------------------
United Kingdom Gilt, 7.50% due 12/07/2006                                2.4
--------------------------------------------------------------------------------
US Treasury Notes, 4.625% due 5/15/2006                                  2.3
--------------------------------------------------------------------------------
US Treasury Notes, 5.75% due 11/15/2005                                  2.1
--------------------------------------------------------------------------------
US Treasury Notes, 5.50% due 2/15/2008                                   2.0
--------------------------------------------------------------------------------
Oesterreich Kontrollbank, 1.80% due 3/22/2010                            2.0
--------------------------------------------------------------------------------

               November 30, 2001 (44) Mercury Global Balanced Fund

PORTFOLIO INFORMATION (CONCLUDED)
(UNAUDITED)

Five Largest Industries                                               Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Pharmaceuticals                                                          8.3%
--------------------------------------------------------------------------------
Banks                                                                    5.6
--------------------------------------------------------------------------------
Oil & Gas                                                                4.0
--------------------------------------------------------------------------------
Diversified Financials                                                   4.0
--------------------------------------------------------------------------------
Insurance                                                                3.6
--------------------------------------------------------------------------------

                                                                      Percent of
Asset Mix                                                             Net Assets
--------------------------------------------------------------------------------
Common Stock                                                            60.3%
--------------------------------------------------------------------------------
Fixed-Income Securities                                                 38.9
--------------------------------------------------------------------------------
Cash Equivalents                                                         0.8
--------------------------------------------------------------------------------
Total                                                                  100.0%
--------------------------------------------------------------------------------

Country                                                              Percent of
Representation                                                       Net Assets+
--------------------------------------------------------------------------------
United States                                                           42.9%
--------------------------------------------------------------------------------
Germany                                                                 10.2
--------------------------------------------------------------------------------
United Kingdom                                                           9.1
--------------------------------------------------------------------------------
Japan                                                                    7.7
--------------------------------------------------------------------------------
France                                                                   6.1
--------------------------------------------------------------------------------
Italy                                                                    4.7
--------------------------------------------------------------------------------
Netherlands                                                              4.7
--------------------------------------------------------------------------------
Switzerland                                                              2.6
--------------------------------------------------------------------------------
Hong Kong                                                                2.3
--------------------------------------------------------------------------------
Austria                                                                  2.0
--------------------------------------------------------------------------------
Denmark                                                                  1.8
--------------------------------------------------------------------------------
Spain                                                                    1.2
--------------------------------------------------------------------------------
Finland                                                                  0.9
--------------------------------------------------------------------------------
Australia                                                                0.8
--------------------------------------------------------------------------------
Singapore                                                                0.6
--------------------------------------------------------------------------------
Sweden                                                                   0.5
--------------------------------------------------------------------------------
Belgium                                                                  0.5
--------------------------------------------------------------------------------
Canada                                                                   0.4
--------------------------------------------------------------------------------
Ireland                                                                  0.2
--------------------------------------------------------------------------------

+     Total may not equal 100%.


               November 30, 2001 (45) Mercury Global Balanced Fund

IMPORTANT TAX INFORMATION
(UNAUDITED)

The following information summarizes all per share distributions paid by Mercury Global Balanced Fund during the year ended November 30, 2001:

------------------------------------------------------------------------------------------------------------------
                                                Interest                       Non-                        Foreign
                                 Qualifying       From          Foreign     Qualifying        Total         Taxes
Record              Payable       Ordinary       Federal        Source       Ordinary       Ordinary       Paid or
Date                  Date         Income      Obligations      Income        Income         Income       Withheld
------------------------------------------------------------------------------------------------------------------
Class I Shares:
  12/20/00          12/27/00      $.048396      $.034596       $.132492      $.190986       $.406470      $.006067
------------------------------------------------------------------------------------------------------------------
Class A Shares:
  12/20/00          12/27/00      $.044282      $.031655       $.121228      $.174750       $.371915      $.006067
------------------------------------------------------------------------------------------------------------------
Class B Shares:
  12/20/00          12/27/00      $.034633      $.024758       $.094815      $.136675       $.290881      $.006067
------------------------------------------------------------------------------------------------------------------
Class C Shares:
  12/20/00          12/27/00      $.033786      $.024152       $.092496      $.133333       $.283767      $.006067
------------------------------------------------------------------------------------------------------------------

The qualifying ordinary income qualifies for the dividends received deduction for corporations.

The foreign taxes paid or withheld represent taxes incurred by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.


               November 30, 2001 (46) Mercury Global Balanced Fund

OFFICERS AND DIRECTORS

Terry K. Glenn, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and Treasurer

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260

[LOGO] Merrill Lynch   Investment Managers

MUTUAL                MANAGED               ALTERNATIVE          INSTITUTIONAL
FUNDS                 ACCOUNTS              INVESTMENTS         ASSET MANAGEMENT

                               [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth and current income. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master Global Balanced Porfolio of Mercury Master Trust, which has the same investment objective as the Fund. The Portfolio is managed in two segments, an equity segment and a bond segment. The Portfolio invests in a mix of stocks and high-quality bonds of issuers located in the United States and other developed countries. The Portfolio's neutral position consists of approximately 60% invested in stocks and 40% in bonds, although the Portfolio may vary each of these percentages up to 15% in either direction based on current economic and market conditions. The Fund's investment experience will correspond to the investment experience of the Portfolio.

Mercury Global Balanced Fund
of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper          #MERCBAL--11/01